SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 12, 2007 (December 12, 2007)

BREK ENERGY CORPORATION
(Exact name of Company as specified in Charter)

Nevada	000-27753	98-0206979
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3388 Via Lido, Fourth Floor
Newport Beach, California92663
(Address of Principal Executive Offices)

866-472-2987
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01        Other Events

On December 12, 2007 we held a special meeting of our shareholders for the purpose of approving the merger with Gasco Acquisition, Inc., a wholly-owned subsidiary of Gasco Energy, Inc., and the Agreement and Plan of Merger dated September 20, 2006 as amended on January 31, 2007, May 29, 2007 and October 22, 2007 (the “Merger Agreement”). The merger and the Merger Agreement were approved by 61,563,110 shares of common stock, which represents more than 76% of the number of shares outstanding and entitled to vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREK ENERGY CORPORATION

/s/ Richard N. Jeffs
Richard N. Jeffs, Chief Executive Officer
Dated:  December 12, 2007